Offerings - Offering: 1	Jun. 10, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Class A Ordinary Shares, par value $0.004 per share
Maximum Aggregate Offering Price	$ 1,287,668.55
Fee Rate	0.01381%
Amount of Registration Fee	$ 177.83
Offering Note	Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act. The proposed maximum aggregate offering price is equal to the average of the high and low prices of shares Orangekloud Technology Inc. Class A ordinary shares on the Nasdaq Capital Market on June 3, 2026, multiplied by the number of shares registered.